UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2010

GENESIS BIOPHARMA, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53127	75-3254381
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1601 N. Sepulveda Blvd., #632	90266
Manhattan Beach, California	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (866) 963-2220

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 19, 2010, Genesis Biopharma, Inc. (“Genesis” or the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) disclosing, among other things, that it had entered into a Patent and Know How Licence with Cancer Research Technology Limited (“Cancer Research UK”) on March 15, 2010 (the “License Agreement”). Attached to the Form 8-K was a version of the License Agreement from which portions had been redacted pursuant to a request for confidential treatment (the “CTR”) submitted to the Securities and Exchange Commission (the “Commission”). In response to comments from the Commission on the CTR, the Company submitted a revised, redacted version of the License Agreement to the Commission (the “Revised License Agreement”). On June 10, 2010, the Commission issued an order granting confidential treatment of the text omitted from the Revised License Agreement. The purpose of this Amendment No. 1 to the Form 8-K is to file publicly the Revised License Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.

ITEM 8.01	OTHER EVENTS.

Genesis entered into the License Agreement with Cancer Research UK for the development of anti-CD55 monoclonal antibodies.

In connection with the license, Genesis will be managing further development of the intellectual property, with monitoring of the process by Cancer Research UK.  This includes prosecution of the national patent applications that are derived from the International Application No. PCT/GB2003/005163 filed November 26th, 2003 with the title “Specific Binding Members and Uses Thereof.”  When necessary, Genesis also will be responsible for payment of any national patent filing and maintenance fees subsequent to a patent grant.

In Europe, the Company received a Notice of Intent to Grant from the European Patent Office for EP Patent Application No. 1565494 to grant as of June 2nd, 2010.  The Company will determine in which countries to apply and will file formalities by September 2nd, 2010 to apply for national patent applications, and upon completion of patent formalities, payment of filing fees, and any necessary translations, patents should be formally granted in the European nations selected.

In the United States, the Company has pending US Patent Application No. 12,559,342.

In Japan, the Company has filed Patent Application No. 2004-554700, which has been initially refused.  The Company plans to appeal this decision and is required by the Japan Patent Office to formally appeal the decision by October 8th, 2010.

The Company currently also has patent applications pending in additional jurisdictions, including Canada, Hong Kong, and Australia.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d) EXHIBITS

EXHIBIT NO.	DESCRIPTION
10.1	Patent and Know How Licence between Cancer Research Technology Limited and Genesis Biopharma, Inc. dated March 15, 2010 *

*  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed by the registrant with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The omitted text has been filed separately with the Commission. An order granting confidential treatment of such omitted text was issued by the Commission on June 10, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS BIOPHARMA, INC.

	By:	/s/ Robert Brooke
Robert Brooke
Dated: July 2, 2010	Chief Executive Officer